_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 29, 1997


          FINANCIAL ASSET SECURITIES CORP., (as depositor).


                 FINANCIAL ASSET SECURITIES CORP.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-29381          06-1442101
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       600 Steamboat Road
       Greenwich, Connecticut                        06830
     ---------------------------                  ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------

Item 5.   Other Events.
----      ------------

Filing of Computational Materials./*/

     In connection with the offering of the Mego Mortgage Home Loan Owner Trust 1997-4 Home Loan Asset Backed Notes and Certificates (the
"Securities"), Greenwich Capital Markets, Inc., as underwriter of the Securities (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Mego provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing in Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Securities, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Computational Materials.

_______________
/*/ Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 20, 1997 of Financial Asset Securities Corp., related to the Securities, and the Sale and Servicing Agreement dated August 16, 1997 among Mego Mortgage Home Loan Owner Trust 1997-4, Financial Asset Securities Corp., Mego Mortgage
Corporation, Norwest Bank Minnesota, N.A. and U.S. Bank National Association, d/b/a First Bank National Association.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FINANCIAL ASSET SECURITIES CORP.


                         By: /s/ Peter McMullin                        Peter
                             -----------------------------------
McMullin
                               Vice President

Dated:  August 29, 1997


                                Exhibit Index
                               -------------

Exhibit                                                                  Page
-------                                                                ----
99.1      Computational Materials                                           5


                                 Exhibit 99.1
                                ------------


          Pursuant to a continuing hardship exemption letter, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed today in physical form by Form SE.


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599



                                        August 29, 1997



BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Financial Asset Securities Corp.
          Mego Mortgage Home Loan Owner Trust 1997-4
          Home Loan Asset Backed Notes and Certificates
          ---------------------------------------------

Ladies and Gentlemen:

     On behalf of Financial Asset Securities Corp. (the "Company"), we have enclosed herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

          Pursuant to a continuing hardship exemption letter, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 will be filed today in physical form by Form SE.

                                        Very truly yours,

                                        /s/ Steven Z. Hodaszy

                                        Steven Z. Hodaszy
Enclosure